Filed pursuant to Rule 497(e)
File Nos. 333-86067 and 811-09561
CENTURY CAPITAL MANAGEMENT TRUST
Century Small Cap Select Fund

Supplement Dated June 5, 2017
to the Statutory Prospectus
of Century Capital Management Trust
Dated February 28, 2017

The following supplements and replaces the corresponding information found on page 6 of the Prospectus.

CENTURY SMALL CAP SELECT FUND

Investment Objective
Century Small Cap Select Fund (CSCS) seeks long-term capital growth.

Fees and Expenses
The following table describes the fees and expenses you may pay if you buy and hold shares of the Fund.

Shareholder Fees (Fees paid directly from your investment)
	Investor Shares	Institutional Shares
Redemption Fee (for Fund shares held less than 90 days, as a percentage of total redemption proceeds)	1.00%	1.00%
Annual Fund Operating Expenses (Expenses that you pay each year as a percentage of the value of your investment)
	Investor Shares	Institutional Shares
Management Fees	0.95%	0.95%
Distribution and Service (12b-1) Fees	0.21%	None
Other Expenses	0.30%	0.21%
Total Annual Fund Operating Expenses	1.46%	1.16%

The information in the table is based on fees and expenses incurred during the Fund's most recently completed fiscal year. Please note that a decline in the Fund's average net assets during the current fiscal year, or other factors, could cause the expense ratios for the Fund's current fiscal year to be higher than the expense information presented.

Please retain this supplement for future reference.